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Exhibit 10.12

HealthEase Health Plan of Florida, Inc.	Medicaid HMO Contract

AHCA CONTRACT NO. FAR001
AMENDMENT NO. 2

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the “Agency” and HEALTHEASE HEALTH PLAN OF FLORIDA, INC. hereinafter referred to as the “Vendor”, is hereby amended as follows:

1.	Standard Contract, Section III, Item C., Contract Managers, sub-item 2. is hereby amended to now read as follows:

2.  The Vendor’s Contract Manager’s name, address and telephone number for this Contract is as follows:

Geoffrey L. Petrie
HealthEase Health Plan of Florida, Inc.
8735 Henderson Road
Tampa, FL 33614-3988
(813) 865-5038

2.
Attachment II, Medicaid Reform Health Plan Model Contract, Section IV., Behavioral Health Care, Item Q., Community Behavioral Health Services Annual 80/20 Expenditure Report, as included by Amendment No. 1 to this Contract, is hereby deleted in its entirety.

3.
Attachment II, Medicaid Reform Health Plan Model Contract, Section XII., Reporting Requirements, as replaced by Amendment No. 1 to this Contract, Item A., Health Plan Reporting Requirements, Table 1, Summary of Reporting Requirements, is hereby revised to delete in its entirety, the last row of the table containing the data set requirements for the report entitled “Behavioral Health: Annual 80/20 Expenditure Report.”

All provisions in the Contract and any attachments thereto in conflict with this Amendment shall be and are hereby changed to conform with this Amendment.

All provisions not in conflict with this Amendment are still in effect and are to be performed at the level specified in the Contract.

This Amendment is hereby made part of the Contract.

This Amendment cannot be executed unless all previous Amendments to this Contract have been fully executed.

IN WITNESS WHEREOF, the parties hereto have caused this one (1) page Amendment to be executed by their officials thereunto duly authorized.

HEALTHEASE HEALTH PLAN OF FLORIDA, INC.	STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION
Signed by: /s/ Todd S. Farha	Signed by: /s/ Andrew Agwunobi, M.D.
Name: Todd S. Farha	Name: Andrew C. Agwunobi, M.D.
Title: President and CEO	Title: Secretary
Date: 4/19/2007	Date: 4/26/07

AHCA CONTRACT NO. FAR001, Amendment No. 2, Page 1 of 1